UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013 (January 31, 2013)

Behringer Harvard Mid-Term Value Enhancement Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600 Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1600
(Registrant’s telephone number, including area code)

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2013, Robert Behringer informed Behringer Harvard Mid-Term Value Enhancement Liquidating Trust (referred to herein as the “company,” “we,” “our” or “us”) that he is resigning his position as Chairman of our managing trustee, Behringer Harvard Advisors I LP, effective as of January 31, 2013, due to a diagnosis he has received of a medical condition affecting his speech.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT LIQUIDATING TRUST

By: Behringer Harvard Advisors I LP Managing Trustee

Dated: February 5, 2013	By:	/s/ Stanton P. Eigenbrodt
Stanton P. Eigenbrodt Secretary